EXHIBIT 99.1
                                                                    ------------
ABLE
LABORATORIES
INC.


COMPANY CONTACTS:                                       INVESTOR CONTACT:
Able Laboratories, Inc.                                 Investor Relations
Jay Wadekar, President & CEO                            (908) 754-2253 ext. 664
Robert Weinstein, Vice President & CFO                  Email: IR@ablelabs.com
(908) 754-2253


                  ABLE LABORATORIES APPOINTS GARTH BOEHM PH.D.
               SENIOR VICE PRESIDENT AND CHIEF SCIENTIFIC OFFICER

SOUTH PLAINFIELD, NJ, APRIL 27, 2004 - ABLE LABORATORIES, INC. (NASDAQ NMS:
ABRX), today announced the appointment of Garth Boehm Ph.D. to the position of Senior Vice President and Chief Scientific Officer.

Dr. Boehm, an accomplished R&D executive, has over 23 years of experience in the generic pharmaceuticals industry. Dr. Boehm spent the majority of his career with the Purepac Pharmaceutical Co. ("Purepac") division of F.H. Faulding & Co. Limited ("Faulding") developing solid oral pharmaceuticals, including several unique delivery systems, while working in various scientific and management roles. After the acquisition of Purepac by Alpharma, Inc., Dr. Boehm continued with the combined organization as Vice President for Product Development. During his tenure at Purepac/Faulding, he was responsible for developing several sustained and modified release technologies and has filed over 40 Abbreviated New Drug Applications and 2 New Drug Applications.

Dr. Boehm holds a Ph.D. in Physical & Inorganic Chemistry from the University of Adelaide, Australia. He began his career in Australia in academia and subsequently joined Faulding. Dr. Boehm is credited with several technical publications relating to sustained release absorption of various active pharmaceutical ingredients. Dr. Boehm is a member of the Blend Uniformity Working Group of the Product Quality Research Institute, a collaboration between the U.S. Food and Drug Administration, industry and academia.

"We are delighted to have a person of Garth's caliber join Able. We are expanding our research and development scope to include modified release solids and liquids. Garth's experience and knowledge of various drug delivery systems, product development and regulatory strategies will allow us to address more complex formulations," commented Jay Wadekar, President and Chief Executive Officer of Able Laboratories. "Garth will be directing all our research and development activities."

Able Laboratories is a developer and manufacturer of generic pharmaceuticals. Further information on Able may be found on the Company's web site, www.ablelabs.com.


EXCEPT FOR HISTORICAL FACTS, THE STATEMENTS IN THIS NEWS RELEASE, AS WELL AS ORAL STATEMENTS OR OTHER WRITTEN STATEMENTS MADE OR TO BE MADE BY ABLE LABORATORIES, INC., ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES. FOR EXAMPLE, STATEMENTS ABOUT THE COMPANY'S ABILITY TO FORMULATE DRUG PRODUCTS, ITS OPERATIONS AND ABILITY TO INCREASE SALES AND MANAGE ITS GROWTH, THE EXPECTED EFFECTS OF THE COMPANY'S EXPANSION OF ITS PRODUCTION FACILITIES, THE CURRENT OR EXPECTED MARKET SIZE FOR THE COMPANY'S PRODUCTS, THE ADEQUACY OF THE COMPANY'S MANUFACTURING CAPACITY, THE AVAILABILITY OF SUFFICIENT CAPITAL, THE SUCCESS OF CURRENT OR FUTURE PRODUCT OFFERINGS, RESEARCH AND DEVELOPMENT EFFORTS AND THE COMPANY'S ABILITY TO FILE FOR AND OBTAIN U.S. FOOD AND DRUG ADMINISTRATION APPROVALS FOR FUTURE PRODUCTS, ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE MERELY THE COMPANY'S CURRENT PREDICTIONS OF FUTURE EVENTS. THE STATEMENTS ARE INHERENTLY UNCERTAIN, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THE STATEMENTS MADE HEREIN. THERE IS NO ASSURANCE THAT THE COMPANY WILL CONTINUE TO ACHIEVE THE SALES LEVELS NECESSARY TO MAKE ITS OPERATIONS PROFITABLE OR THAT ITS ANDA FILINGS AND APPROVALS WILL BE COMPLETED AND OBTAINED AS ANTICIPATED. FOR A DESCRIPTION OF ADDITIONAL RISKS, AND UNCERTAINTIES, PLEASE REFER TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ITS FORWARD-LOOKING STATEMENTS TO REFLECT NEW INFORMATION AND DEVELOPMENTS.